UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 25, 2005

Genetronics Biomedical Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-29608	33-0969592
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11494 Sorrento Valley Road, San Diego, California		92121
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(858) 597-6006

11199 Sorrento Valley Road, San Diego, CA 92121-1334
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

Stock Purchase Agreement

Effective January 25, 2005, Genetronics Biomedical Corporation (the "Registrant") consummated the acquisition (the "Acquisition") of Inovio AS ("Inovio"), a Norwegian company, pursuant to a Stock Purchase Agreement by and among the Registrant, Inovio, and the shareholders of Inovio dated as of January 25, 2005 (the "Stock Purchase Agreement"). Under the terms of the Stock Purchase Agreement, the Registrant acquired the entire share capital of Inovio for an aggregate purchase price of $10,000,000; $3,000,000 of the purchase price consisted of cash and $7,000,000 consisted of shares of the Registrant’s Series D Convertible Preferred Stock, par value $0.001 per share (the "’Series D Preferred Stock"). The Registrant issued 1,966,292 shares of the Series D Preferred Stock in the transaction, based on the average closing price of its common stock as reported on the American Stock Exchange during the 30 trading day period immediately preceding the closing. Those shareholders of Inovio who received shares of Series D Preferred Stock in the transaction (the "Series D Holders") will also be entitled to additional issuances of Series D Preferred Stock in the event the Registrant achieves certain strategic and commercial milestones, as set forth in the Stock Purchase Agreement. A copy of the Stock Purchase Agreement, including a schedule of the shareholders of Inovio is attached hereto as Exhibit 10.1

The shares of Series D Preferred Stock issued pursuant to the Stock Purchase Agreement are convertible to shares of the Registrant’s common stock on a one-for-one basis. The Registrant intends to file a registration statement covering the resale of such shares of common stock.

Registration Rights Agreement

In connection with the issuance of the Series D Preferred Stock, the Registrant entered into a Registration Rights Agreement dated as of January 25, 2005 with the Series D Holders (the "Registration Rights Agreement"). Under the Registration Rights Agreement, the Registrant must file a registration statement within 90 days of the closing of the Acquisition covering the resale of the Registrant’s common stock issuable upon conversion of the Series D Preferred Stock. The parties have also agreed that such registration statement must be declared effective within 180 days of the closing of the Acquisition. In the event the Series D Holders are issued additional shares of Series D Preferred Stock pursuant to the Stock Purchase Agreement, the common stock issuable upon conversion of these additional shares must also be covered by a resale registration statement. If the noted registration statements are not declared effective with 180 days of the respective closing dates, then the Registrant shall be required to pay certain penalties as set forth in the Registration Rights Agreement. A copy of the Registration Rights Agreement is attached hereto as Exhibit 4.1.

The amount of consideration paid by the Registrant upon the closing of the Acquisition was determined in arm's length negotiations among the parties thereto. Prior to entering into the agreements discussed above, there were no material relationships between or among the Registrant or any of its affiliates, officers or directors, or associates of any such officers or directors, on the one hand, and Inovio or its shareholders (including the Series D Holders), or their respective affiliates, on the other.

The foregoing description is not a description of all of the material terms of the acquisition. Investors should read the documents that are referenced in this Current Report for a more complete understanding of the transaction.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Pursuant to the Stock Purchase Agreement the Registrant acquired the entire share capital of Inovio for an aggregate purchase price of $10,000,000, the payment of which consisted of $3,000,000 in cash and the issuance of 1,966,292 shares of the Series D Preferred Stock. The Series D Holders will also be entitled to additional issuances of Series D Preferred Stock in the event the Registrant achieves certain strategic and commercial milestones, as set forth in the Stock Purchase Agreement.

The amount of consideration paid by the Registrant upon the closing of the acquisition was determined in arm's length negotiations among the parties thereto. Prior to entering into the Stock Purchase Agreement, there were no material relationships between or among the Registrant or any of its affiliates, officers or directors, or associates of any such officers or directors, on the one hand, and Inovio or its shareholders (including the Series D Holders), or their respective affiliates, on the other.

Refer also to Item 1.01 above.

Item 3.02. Unregistered Sales of Equity Securities.

In connection with the Acquisition, the Registrant issued an aggregate of 1,966,292 shares of the Series D Preferred Stock to the Series D Holders. The shares were issued as part of the aggregate purchase price paid by the Registrant in exchange for the entire share capital of Inovio pursuant to the Stock Purchase Agreement. The Series D Holders will also be entitled to additional issuances of Series D Preferred Stock in the event the Registrant achieves certain strategic and commercial milestones, as set forth in the Stock Purchase Agreement.

Shares of the Series D Preferred Stock are convertible to shares of the Registrant’s common stock on a one-for-one basis. The Registrant intends to file a registration statement covering the resale of such shares of common stock.

The shares of Series D Preferred Stock were issued to a limited number of foreign persons without registration under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon Section 4(2) of the Securities Act.

Refer also to Item 1.01 above.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 25, 2005, the Registrant filed a Certificate of Designations, Rights and Preferences of the Series D Convertible Preferred Stock (the "Certificate of Designations") with the Delaware Secretary of State which designated 1,966,292 shares of Series D Preferred Stock. The Certificate of Designations sets forth the terms, rights and obligations of the Series D Preferred Stock and is attached hereto as Exhibit 3.1.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired. No financial statements are filed herewith. The Registrant will file the required financial statements by amendment hereto not later than 60 days after the date this Current Report on Form 8-K must be filed.

(b) Pro Forma Financial Statements. No pro forma financial statements are filed herewith. The Registrant will file the required pro forma financial statements by amendment not later than 60 days after the date this Current Report on Form 8-K must be filed.

(c) Exhibits

Exhibit Number Description

3.1 Certificate of Designations, Rights and Preferences of Series D Convertible Preferred Stock of the Registrant (as filed on January 25, 2005 with the Secretary of State of the State of Delaware).

4.1 Registration Rights Agreement dated January 25, 2005.

10.1 Stock Purchase Agreement dated January 25, 2005 by and among the Registrant, Inovio AS, and the Shareholders of Inovio AS.

99.1 Press release issued January 26, 2005 to announce the Acquisition.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genetronics Biomedical Corporation

January 31, 2005	By:	/s/ Peter Kies

Name: Peter Kies
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

3.1	Certificate of Designations, Rights and Preferences of Series D Convertible Preferred Stock of the Registrant (as filed on January 25, 2005 with the Secretary of State of the State of Delaware).
4.1	Registration Rights Agreement dated January 25, 2005.
10.1	Stock Purchase Agreement dated January 25, 2005 by and among the Registrant, Inovio AS, and the Shareholders of Inovio AS.
99.1	Press release issued January 26, 2005 to announce the Acquisition.